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EXHIBIT 24



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                                POWER OF ATTORNEY

     Each of the undersigned directors and officers of Cross Medical Products, Inc. (the "Corporation") whose signature appears below hereby appoints Edward R. Funk or Joseph A. Mussey, or either of them, as his attorney-in-fact to sign, in his name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1996, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf off the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 20, 1997.

DIRECTORS/OFFICERS:

SIGNATURE                             TITLE
---------                             -----

/s/ Joseph A. Mussey                  President, Chief Executive Officer, and
----------------------------          Treasurer
Joseph A. Mussey                      (Principal Executive Officer)

/s/ Paul A. Miller                    Vice President and Chief Financial Officer
----------------------------          (Principal Accounting Officer)
Paul A. Miller

/s/ Edward R. Funk                    Chairman of the Board of Directors
----------------------------
Edward R. Funk, Ph.D.

/s/ Daniel A. Funk                    Director
----------------------------
Daniel A. Funk, M.D.

/s/ Daniel A. Gregorie                Director
----------------------------
Daniel A. Gregorie, M.D.

/s/ Herbert J. Kahn                   Director
----------------------------
Herbert J. Kahn



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/s/ Curtis A. Loveland                Director
----------------------------
Curtis A. Loveland

/s/ C. Craig Waldbillig               Director
----------------------------
C. Craig Waldbillig

/s/ Peter H. Williams                 Director
----------------------------
Peter H. Williams

/s/ Robert J. Williams                Director
----------------------------
Robert J. Williams